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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                           ---------------------------


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 30, 1998
                Date of Report (Date of earliest event reported)

                              BRISTOL HOTEL COMPANY
                                14295 Midway Road
                               Dallas, Texas 75244
                                  972-391-3910

                           Commission File No. 1-14062

Incorporated in Delaware                                      IRS No. 75-2584227


                                 Not applicable
          (Former name or former address, if changed since last report)





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ITEM 5.       OTHER EVENTS

Bristol Hotel Company (the "Parent Company") is the issuer of its 11.22% Senior Notes due 2000 in the original principal amount of $70 million (the "Senior Notes"). The Senior Notes are guaranteed by Bristol Hotel Asset Company (the "Company"), a wholly owned subsidiary of the Parent Company. The audited financial statements of Bristol Hotel Asset Company for the year ended December 31, 1997 are attached as Exhibit 99.1 hereto.


ITEM 7.       FINANCIAL STATEMENT AND EXHIBITS.

Exhibit 99.1        Audited financial statements of Bristol Hotel Asset Company.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          BRISTOL HOTEL COMPANY




                                    By:   /s/ John D. Bailey
                                          --------------------------------------
                                          John D. Bailey
                                          Vice President, Controller and Chief
                                            Accounting Officer



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                                  EXHIBIT INDEX


Exhibit
Number                         Description
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
   99.1       Audited financial statements of Bristol Hotel Asset Company







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